[LOGO OF LINCOLN FINANCIAL GROUP]












                                                  Lincoln National
                                                  Money Market Fund, Inc.
                                                  Annual Report
                                                  December 31, 1998

Lincoln National Money Market Fund, Inc.



Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National Money Market Fund, Inc.


Managed by:    [LOGO OF LINCOLN FINANCIAL GROUP]


The Fund's average gross yield for the year was 5.60%, .68% higher than the average 3-month T-Bill yield.

With the continued instability in overseas markets, the Federal Reserve ("Fed") pushed U.S. short-term interest rates lower during the 4th quarter of 1998. The Federal Reserve moved to an easing mode on September 29 when it reduced the Fed Funds rate by .25% to help shore up ailing foreign markets. Continued low U.S. inflation enabled the Fed to reduce rates two more times during the year without concern of creating an overheated economy. The Fed Funds target was reduced to 5.00% on October 15, and to 4.75% on November 17 where it remained for the rest of the year. Inflation has stayed benign as weakening economies in Asia depressed commodity prices and the cost of imported goods.

The Fund's yield came down during the quarter as the short-term curve shifted lower in response to the Fed's actions. The gross yield earned by the fund was 5.46% on October 31, and 5.33% on November 30 and December 31.

Given the Fed's 3/4 percent rate reduction over the past several months and the fact that monetary policy changes take as long as 18 months to fully take effect, the Federal Reserve will most likely stay on the sidelines in the near term. However, if foreign economies continue to have problems or if the U.S. economy begins to deteriorate, the Federal Reserve has room to move short-term rates even lower. Although the Fed Funds rate has been lowered, it still looks high relative to the U.S. Treasury curve and to European short-term rates where a recent coordinated easing took place leaving most countries' overnight interbank rates near 3.00%.

The Fund's average days to maturity will be maintained in the 45-55 day area and the Fund will continue to be positioned to take advantage of attractive trading opportunities as they arise.

Jil Schoeff Lindholm

Lincoln National
Money Market Fund, Inc.

Statement of Net Assets
December 31, 1998

Investments:

                                                 Par           Market
Money Market Instruments:                        Amount        Value
---------------------------------------------------------------------------
Automobiles & Auto Parts: 9.4%
---------------------------------------------------------------------------
Daimler Chrysler
5.12%, 1/28/99 $3,500,000 $3,486,744
5.21%, 3/17/99                                  2,000,000        1,978,542
5.11%, 3/23/99                                  1,000,000          988,660
General Motors Acceptance Corporation
4.92%, 1/29/99                                  3,000,000        2,988,567
5.12%, 2/10/99                                  3,400,000        3,380,922
---------------------------------------------------------------------------
                                                                12,823,435

Banking, Finance & Insurance: 71.3%
---------------------------------------------------------------------------
American Express Centurion Bank
5.49%, 5/11/99                                  4,500,000        4,500,000
American Honda Finance
5.29%, 10/27/99                                 6,000,000        6,000,000
Bank of Scotland
5.65%, 8/18/99                                  4,000,000        4,000,000
BFO Holdings BV
5.60%, 3/23/99                                  5,000,000        5,000,000
Corporate Asset Funding
5.40%, 2/16/99                                  4,500,000        4,469,351
5.28%, 2/17/99                                  1,400,000        1,390,459
First Bank NA, Minnesota
5.56%, 5/19/99                                  4,000,000        4,001,425
GTE Funding
5.26%, 2/22/99                                  6,000,000        5,954,847
Key Bank NA
5.53%, 9/23/99                                  5,000,000        4,999,103
Lasalle Bank NA
5.19%, 2/9/99                                   6,000,000        6,000,000
Marsh and McLennan
5.30%, 5/24/99                                  5,000,000        5,000,000
Merrill Lynch
5.21%, 1/19/99                                  4,000,000        4,000,000
5.12%, 2/12/99                                  1,500,000        1,491,180
Metlife Funding
5.29%, 1/20/99                                  4,300,000        4,288,085
Nationsbank NA
5.18%, 4/21/99                                  4,000,000        4,000,668
Paccar Financial Group
5.14%, 3/18/99                                  4,600,000        4,550,765
PNC Bank
5.50%, 8/3/99                                   5,000,000        4,998,046
Private Export Funding
5.09%, 5/6/99                                   5,000,000        4,913,194
Salomon Smith Barney
5.19%, 2/2/99                                   1,000,000          995,422
5.37%, 2/12/99                                  2,000,000        1,987,633
5.77%, 2/15/99                                  3,000,000        3,002,029
Suntrust Banks
5.07%, 3/16/99                                  6,000,000        5,938,210
UBS Finance (DE)
5.30%, 1/5/99                                   6,200,000        6,196,397
---------------------------------------------------------------------------
                                                                97,676,814

Building & Materials: 4.4%
---------------------------------------------------------------------------
Fluor Corporation
5.50%, 1/8/99                                   6,000,000        6,000,000
---------------------------------------------------------------------------

Cable, Media & Publications: 5.3%
---------------------------------------------------------------------------
Donnelly RR Sons
5.00%, 1/4/99                                   1,000,000          999,583
Times Mirror
5.13%, 2/8/99                                   6,300,000        6,265,886
---------------------------------------------------------------------------
                                                                 7,265,469

                                                 Par           Market
                                                 Amount        Value
---------------------------------------------------------------------------
Chemicals: 4.4%
---------------------------------------------------------------------------
Dupont EI De Nemours
5.22%, 1/21/99                                 $6,000,000      $ 5,982,667
---------------------------------------------------------------------------

Farming & Agriculture: 3.9%
---------------------------------------------------------------------------
Cargill
5.08%, 4/1/99                                   5,500,000        5,431,250
---------------------------------------------------------------------------

Health Care & Pharmaceuticals: 0.8%
---------------------------------------------------------------------------
Clorox
5.15%, 2/19/99                                  1,200,000        1,191,670
---------------------------------------------------------------------------

Total Money Market Instruments: 99.5%
(Cost $136,371,305)                                            136,371,305
---------------------------------------------------------------------------
Other Assets Over Liabilities: 0.5%                                690,500
---------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $10.000 per share
based on 13,706,180 shares issued
and outstanding)                                              $137,061,805
---------------------------------------------------------------------------

See accompanying notes to financial statements.

Lincoln National Money Market Fund, Inc.

Statement of Operations

Year ended December 31, 1998


Investment income:
 Interest                                                 $ 5,979,031
-----------------------------------------------------------------------
  Total investment income                                   5,979,031
-----------------------------------------------------------------------

Expenses:
 Management fees                                              517,294
-----------------------------------------------------------------------
 Accounting fees                                               68,833
-----------------------------------------------------------------------
 Printing and postage                                          26,378
-----------------------------------------------------------------------
 Directors fees                                                 4,200
-----------------------------------------------------------------------
 Other                                                         12,130
-----------------------------------------------------------------------
  Total expenses                                              628,835
-----------------------------------------------------------------------
Net investment income                                       5,350,196
-----------------------------------------------------------------------

Net realized gain on investment transactions:
 Net realized gain on:
  Investment transactions                                       2,902
-----------------------------------------------------------------------
 Net realized gain on investment transactions                   2,902
-----------------------------------------------------------------------
Net increase in net assets
resulting from operations                                  $5,353,098
=======================================================================



Statements of Changes in Net Assets

Years ended December 31, 1998 and 1997



                                                 Year ended     Year ended
                                                 12/31/98       12/31/97
                                                 ----------------------------
Changes from operations:
-----------------------------------------------------------------------------
 Net investment income                           $ 5,350,196     $ 4,709,338
-----------------------------------------------------------------------------
 Net realized gain (loss) on investment
  transactions                                         2,902            (105)
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                          5,353,098       4,709,233
-----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                            (5,353,098)     (4,709,233)
-----------------------------------------------------------------------------
  Total distributions to shareholders             (5,353,098)     (4,709,233)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from capital share transactions         47,835,173      (1,130,976)
-----------------------------------------------------------------------------
  Total increase (decrease) in net assets         47,835,173      (1,130,976)
-----------------------------------------------------------------------------

Net Assets, beginning of year                     89,226,632      90,357,608
-----------------------------------------------------------------------------
Net Assets, end of year                         $137,061,805     $89,226,632
=============================================================================


See accompanying notes to financial statements.

Lincoln National Money Market Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout the year)


                                            Period ended December 31,
                                                1998       1997      1996        1995       1994
                                            -------------------------------------------------------
Net asset value, beginning of year             $10.000   $10.000   $10.000     $10.000    $10.000
Income from investment operations:
 Net investment income                           0.497     0.501     0.505       0.570      0.381
                                            -------------------------------------------------------
 Total from investment operations                0.497     0.501     0.505       0.570      0.381
                                            -------------------------------------------------------
Less dividends and distributions:
 Dividends from net investment income           (0.497)   (0.501)   (0.505)     (0.570)    (0.381)
                                            -------------------------------------------------------
Total dividends and distributions               (0.497)   (0.501)   (0.505)     (0.570)    (0.381)
                                            -------------------------------------------------------
Net asset value, end of year                   $10.000   $10.000   $10.000     $10.000    $10.000
                                            =======================================================

Total Return(1)                                   5.10%     5.13%     5.07%       5.67%      3.82%

Ratios and supplemental data:
 Ratio of expenses to average net assets          0.58%     0.59%     0.57%       0.52%      0.52%
 Ratio of net investment income
  to average net assets                           4.97%     5.01%     5.07%       5.67%      3.82%
 Net assets, end of year (000 omitted)        $137,062   $89,227   $90,358     $75,319    $77,177

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.



Lincoln National Money Market Fund, Inc.

Notes to Financial Statements

December 31, 1998

The Fund: Lincoln National Money Market Fund, Inc. (the "Fund") is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life
Insurance Company and Lincoln Life & Annuity Company of New York (the
"Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

1. Significant Accounting Policies

Investment Valuation: Portfolio securities are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1998, the custodial fees offset arrangements amounted to $13,862.

Taxes: The Fund has complied with the special provisions of the Internal Revenue
Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Other Assets Over Liabilities

The statement of net assets account "Other Assets Over Liabilities" at December
31, 1998 consisted of the following assets (liabilities):

Cash                                    $194,040
-------------------------------------------------
Receivable for interest earned           380,920
-------------------------------------------------
Receivable for capital shares sold       299,458
-------------------------------------------------
Payable for capital shares redeemed      (93,228)
-------------------------------------------------
Management fees payable                  (53,663)
-------------------------------------------------
Other, net                               (37,027)
-------------------------------------------------
                                        $690,500
                                        =========

3. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net assets of the Fund, .40% of the next $200,000,000, and .30% of the average daily net assets of the Fund in excess of $400,000,000.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed
1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998.



Notes to Financial Statements - (Continued)

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**                    $    137,062
-------------------------------------------------------------------------
Paid in capital in excess of par value of shares issued      136,924,743
-------------------------------------------------------------------------
                                                            $137,061,805
                                                            =============
** The Fund has 50,000,000 authorized shares.

5. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes.

6. Credit and Market Risks

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 71.3% of net assets at December 31, 1998. The ability of these entities to meet their obligations may be affected by economic conditions related to the industry.

7. Summary of Changes From Capital Share Transactions


                                               Shares Issued Upon                                Net Increase
                      Capital                  Reinvestment of        Capital Shares             Resulting From Capital
                      Shares Sold              Dividends              Redeemed                   Share Transactions
                    ---------------------------------------------------------------------------------------------------
                      Shares      Amount       Shares      Amount     Shares        Amount       Shares       Amount
                    ---------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998: 11,286,351 $112,863,514  535,310    $5,353,098   (7,038,144) $(70,381,439)  4,783,517) $47,835,173)
Year ended
 December 31, 1997:  7,205,818   72,058,181  909,052     9,090,525   (8,227,968)  (82,279,682)   (113,098)  (1,130,976)

8. Distributions to Shareholders

The Fund declares and distributes dividends on net investment income daily. Distributions of net realized gains, if any, are declared and distributed annually.

Lincoln National Money Market Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Money Market Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Money Market Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Money Market Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                  /s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
February 5, 1999